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                                                                    EXHIBIT 23.2



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this S-8 Registration Statement of our report dated August 2, 1999 included in Dot Hill Systems Corp.'s Form 10-K for the year ended December 31, 1999.


/s/ ARTHUR ANDERSEN LLP
-----------------------------
ARTHUR ANDERSEN LLP


Philadelphia, Pennsylvania
August 11, 2000